SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):      December 17, 2002

AVNET, INC

(Exact name of registrant as specified in its charter)

New York

(State or other jurisdiction of incorporation)

1-4224	11-1890605

(Commission File Number)	(I.R.S. Employer Identification No.)

2211 South 47th Street, Phoenix, Arizona	85034

(Address of principal executive offices)	(Zip Code)

(480) 643-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address if changed since last report)

Item 7. Financial Statements and Exhibits.
Item 9. Regulation F-D Disclosure.
S I G N A T U R E
EXHIBIT INDEX
EX-10A
EX-10B
EX-10C
EX-10D
EX-10E
Exhibit 99

Item 7. Financial Statements and Exhibits.

(a)	Inapplicable
(b)	Inapplicable
(c)	Exhibits:

10A.	Amendment No. 2 to Amended and Restated Receivables Purchase Agreement dated November 25, 2002, among Avnet Receivables Corporation, as Seller, Avnet, Inc., as Servicer, the Companies, as defined therein, the Financial Institutions, as defined therein, and Bank One, NA (Main Office Chicago) as Agent.
10B.	Amendment No. 3 to Receivables Sale Agreement dated November 25, 2002, between Avnet, Inc. as Originator, and Avnet Receivables Corporation as Buyer.
10C.	Amendment No. 3 to Amended and Restated Receivables Purchase Agreement dated December 9, 2002, among Avnet Receivables Corporation, as Seller, Avnet, Inc., as Servicer, the Companies, as defined therein, the Financial Institutions, as defined therein, and Bank One, NA (Main Office Chicago) as Agent.
10D.	Amendment No. 4 to Amended and Restated Receivables Purchase Agreement dated December 9, 2002, among Avnet Receivables Corporation, as Seller, Avnet, Inc., as Servicer, the Companies, as defined therein, the Financial Institutions, as defined therein, and Bank One, NA (Main Office Chicago) as Agent.
10E.	Amendment No. 4 to Receivables Sale Agreement dated December 12, 2002, between Avnet, Inc. as Originator and Avnet Receivables Corporation as Buyer.
99	Press Release of Avnet, Inc. dated December 17, 2002

Item 9. Regulation F-D Disclosure.

          The press release of Avnet, Inc. issued on December 17, 2002 is being filed as Exhibit 99 hereto.

          Management of Avnet, Inc. may, from time to time, comment on expectations concerning Avnet’s future financial performance during discussions with investors, the media, investment analysts and others. To the extent management’s expectations differ during those discussions from the comments made by management in Avnet’s quarterly earnings conference calls, such new expectations will be posted on the Investor Relations home page of Avnet’s web site.

S I G N A T U R E

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AVNET, INC. (Registrant)

Date: December 17, 2002	By: /s/ Raymond Sadowski
Raymond Sadowski Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10A*	Amendment No. 2 to Amended and Restated Receivables Purchase Agreement dated November 25, 2002, among Avnet Receivables Corporation, as Seller, Avnet, Inc., as Servicer, the Companies, as defined therein, the Financial Institutions, as defined therein, and Bank One, NA (Main Office Chicago) as Agent.
10B	Amendment No. 3 to Receivables Sale Agreement dated November 25, 2002, between Avnet, Inc. as Originator, and Avnet Receivables Corporation as Buyer.
10C	Amendment No. 3 to Amended and Restated Receivables Purchase Agreement dated December 9, 2002, among Avnet Receivables Corporation, as Seller, Avnet, Inc., as Servicer, the Companies, as defined therein, the Financial Institutions, as defined therein, and Bank One, NA (Main Office Chicago) as Agent.
10D*	Amendment No. 4 to Amended and Restated Receivables Purchase Agreement dated December 9, 2002, among Avnet Receivables Corporation, as Seller, Avnet, Inc., as Servicer, the Companies, as defined therein, the Financial Institutions, as defined therein, and Bank One, NA (Main Office Chicago) as Agent.
10E	Amendment No. 4 to Receivables Sale Agreement dated December 12, 2002, between Avnet, Inc. as Originator, and Avnet Receivables Corporation as Buyer.
99	Press Release of Avnet, Inc. dated December 17, 2002

*	This Exhibit does not include the exhibits referenced in the Agreement. The Company undertakes to furnish any such Exhibits to the Securities and Exchange Commission upon its request.